Exhibit 10.1
Execution Version
AMENDMENT NUMBER SIX TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS
THIS AMENDMENT NUMBER SIX TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS (this “Amendment”), dated as of January 9, 2026, is entered into between BANC OF CALIFORNIA, formerly known as Pacific Western Bank (“Lender”), and HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated September 9, 2019 (as previously amended, the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENT.
(a)All references in the Loan Agreement, Note and other Related Documents to “Maturity” or the “Maturity Date” is hereby changed from 02-28-2026 to 02-28-2028.
3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:
(a)Lender shall have received a fully executed original of this Amendment; and
(b)Lender shall have received all legal fees incurred by it in connection with prior work and this Amendment and all other documents being executed in connection herewith.
4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.
5.COUNTERPARTS; ELECTRONIC EXECUTION. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes. Lender may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.
6.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

HANCOCK PARK CORPORATE INCOME, INC.,
a Maryland corporation, as Borrower

By:	/s/ Tod K. Reichert
Tod K. Reichert, Corporate Secretary
Amendment Number Six to Business Loan Agreement and Other Related Documents

BANC OF CALIFORNIA

By:	/s/ Todd Savitz
Todd Savitz, Senior Vice President
Amendment Number Six to Business Loan Agreement and Other Related Documents